UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

Commission File Number of Issuing Entity: 333-185503-01

Central Index Key Number of Issuing Entity: 0001562914

AMERICAN EXPRESS

ISSUANCE TRUST II

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number

of Depositor/Registrant: 333-185503

Central Index Key Number

of Depositor/Registrant: 0001562918

AMERICAN EXPRESS

RECEIVABLES

FINANCING

CORPORATION VIII LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Vesey Street

30th Floor, Room 505A

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of the Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number

of Sponsor: 0001135317

AMERICAN EXPRESS

TRAVEL RELATED

SERVICES COMPANY, INC.

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events
SIGNATURES	24

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

The following information relates to the charge card receivables owned by American Express Issuance Trust II and the related charge card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this report.

The Total Portfolio

General

The Total Portfolio consists of two groups of accounts: (i) charge accounts issued to consumers and small businesses in the United States and (ii) charge accounts issued to companies and organizations, other than small businesses, in the United States. We refer to these groups herein as the Consumer and Small Business Segment and the Commercial Segment, respectively, and we refer to each individually as a “Segment” and collectively as the “Segments.” The Trust Portfolio does not currently include any Commercial Segment accounts. The accounts constituting each Segment are owned by one or more of TRS, Centurion and FSB and, in the future, may be owned by any of their affiliates. As of April 30, 2017, 69.67% of the receivables in the Total Portfolio arose in accounts in the Consumer and Small Business Segment and 30.33% of receivables in the Total Portfolio arose in accounts in the Commercial Segment. There is no limitation on the percentage of the Total Portfolio comprised by any Segment and, as a result, the composition of the Total Portfolio has changed, and will continue to change, over time.

The initial accounts in the Trust Portfolio were selected from the Total Portfolio based upon the eligibility criteria specified in the receivables purchase agreements and the transfer agreement applied with respect to the accounts as of their selection date. Subject only to these criteria and any applicable regulatory guidelines, the account owners have the discretion to select the accounts in any Segment of the Total Portfolio for addition to the issuance trust. The account owners have in the past considered product type, and may in the future consider factors such as product type and tenure of an account in determining the accounts to be added to the Trust Portfolio. Additional Accounts will consist of Eligible Accounts from the Total Portfolio which may or may not currently be in existence and which may have been originated using different credit criteria from those used in originating the accounts already included in the Trust Portfolio. Consequently, yield, loss, delinquency and payment rate experience with respect to the initial accounts and the Additional Accounts may be different from the historical experience of the Total Portfolio or any Segment thereof.

Set forth below is certain information with respect to the yield, loss, delinquency and payment rate characteristics of each Segment of the Total Portfolio. As of the date of this report, only accounts in the Consumer and Small Business Segment are included in the Trust Portfolio. In the future, the Trust Portfolio may include accounts in the Commercial Segment. The accounts in a Segment included in the Trust Portfolio may not be representative of that entire Segment. Consequently, yield, loss, delinquency and payment rate experience with respect to the accounts in the Trust Portfolio may be different from that set forth below for any Segment of the Total Portfolio.

Loss and Delinquency Experience

The following tables set forth the loss and delinquency experience for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment for each of the periods shown. The consumer charge accounts included in the Consumer and Small Business Segment are owned by Centurion and FSB and, in the future, may be owned by any of their affiliates. The small business charge accounts included in the Consumer and Small Business Segment are owned by FSB and, in the future, may be owned by any of its affiliates. All of the accounts in the Commercial Segment are owned by TRS and, in the future, may be owned by any of its affiliates. There is no limitation on the number of accounts owned by any account owner in any Segment and, as a result, the composition of the account ownership of the accounts in any Segment has changed, and will continue to change, over time. The receivables in an account owned by TRS, Centurion or FSB generally will be charged off no later than the date on which such account becomes six contractual payments past due (i.e., approximately 180 days delinquent).

The following tables report charge-offs in accordance with the applicable account owner’s charge-off policies as described above. The loss and delinquency rates at any time reflect, among other factors, the quality of the accounts in each Segment, the average seasoning of the accounts in each Segment, the success of the account owners’ collection efforts and general economic conditions.

In general, the loss experience for the receivables arising in small business charge accounts included in the Consumer and Small Business Segment has been higher than the loss experience for the receivables arising in consumer charge accounts included in the Consumer and Small Business Segment. As of the four months ended

April 30, 2017, 45.77% of the receivables in the Consumer and Small Business Segment arose in consumer charge accounts and 54.23% of the receivables in the Consumer and Small Business Segment arose in small business charge accounts. There is, however, no limitation on the percentage of the Consumer and Small Business Segment comprised by consumer charge accounts or small business charge accounts. As a result, in addition to the factors described above, the relative percentage of receivables of each of these two types of accounts within the Consumer and Small Business Segment will cause the loss experience for the Consumer and Small Business Segment to change over time.

The following tables set forth the loss experience for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment for each indicated period. Total gross charge-offs include charge-offs of receivables and fees, and do not include the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. Recoveries are collections received in respect of charged-off accounts in the applicable Segment during the period indicated in the following tables. Total net charge-offs are an amount equal to total gross charge-offs minus total recoveries, each for the applicable period. Average receivables outstanding for each indicated period is the average of the month-end receivables balances for that period. We cannot provide any assurance that the loss experience for the receivables in any Segment in the future will be similar to the historical experience set forth below.

Loss Experience of the Consumer and Small Business Segment

Total Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,
			2016	2015	2014	2013	2012
Average Receivables Outstanding	$23,056,894		$22,276,978	$21,696,440	$21,027,314	$20,157,243	$19,202,474
Total Gross Charge-Offs	$220,501		$615,242	$678,024	$684,127	$651,262	$644,615
Total Recoveries	74,003		250,076	255,720	216,311	257,968	245,779

Total Net Charge-Offs	$146,499		$365,166	$422,304	$467,816	$393,293	$398,836

Total Gross Charge-Offs as a Percentage of Average Receivables Outstanding	2.87	%(1)	2.76%	3.13%	3.25%	3.23%	3.36%
Total Recoveries as a Percentage of Average Receivables Outstanding	0.96	(1)	1.12	1.18	1.03	1.28	1.28

Total Net Charge-Offs as a Percentage of Average Receivables Outstanding	1.91	%(1)	1.64%	1.95%	2.22%	1.95%	2.08%

(1)	This percentage is an annualized figure.

Loss Experience of the Commercial Segment

Total Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,
			2016	2015	2014	2013	2012
Average Receivables Outstanding	$10,116,574		$9,658,464	$9,378,361	$9,297,208	$8,538,314	$7,991,812
Total Gross Charge-Offs	$45,479		$119,894	$133,752	$123,320	$96,280	$94,578
Total Recoveries	16,474		51,210	50,617	44,082	40,800	40,357

Total Net Charge-Offs	$29,005		$68,683	$83,135	$79,238	$55,480	$54,221

Total Gross Charge-Offs as a Percentage of Average Receivables Outstanding	1.35	%(1)	1.24%	1.43%	1.33%	1.13%	1.18%
Total Recoveries as a Percentage of Average Receivables Outstanding	0.49	(1)	0.53	0.54	0.47	0.48	0.50

Total Net Charge-Offs as a Percentage of Average Receivables Outstanding	0.86	%(1)	0.71%	0.89%	0.85%	0.65%	0.68%

(1)	This percentage is an annualized figure.

The following tables set forth the delinquency experience for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment for each indicated period. The average receivables delinquent is the average of the month-end delinquent amounts, while the average receivables outstanding is the average of month-end receivables balances, each for the applicable period. The TRS, Centurion and FSB account servicing platform utilizes a “max aging” protocol such that to the extent any receivable in an account is delinquent, the entire account balance will be characterized as delinquent and all receivables in the account will be classified in the period shown in the table below that includes the most aged receivable in the account. We cannot provide any assurance that the delinquency experience for the receivables in any Segment in the future will be similar to the historical experience set forth below.

Average Receivables Delinquent as a Percentage of the

Consumer and Small Business Segment

Total Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,
			2016		2015
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$23,056,894	100.00%	$22,276,978	100.00%	$21,696,440	100.00%
Average Receivables Delinquent:
31 to 60 Days	$118,119	0.51%	$113,463	0.51%	$125,019	0.58%
61 to 90 Days	76,202	0.33	71,242	0.32	76,099	0.35
91 or More Days	158,812	0.69	144,670	0.65	153,171	0.71

Total	$353,134	1.53%	$329,374	1.48%	$354,289	1.63%

	Year Ended December 31,
	2014		2013		2012
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$21,027,314	100.00%	$20,157,243	100.00%	$19,202,474	100.00%
Average Receivables Delinquent:
31 to 60 Days	$126,658	0.60%	$126,119	0.63%	$118,636	0.62%
61 to 90 Days	71,293	0.34	71,870	0.36	73,369	0.38
91 or More Days	159,206	0.76	168,260	0.83	173,047	0.90

Total	$357,157	1.70%	$366,249	1.82%	$365,051	1.90%

Average Receivables Delinquent as a Percentage of the Commercial Segment

Total Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,
			2016		2015
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$10,116,574	100.00%	$9,658,464	100.00%	$9,378,361	100.00%
Average Receivables Delinquent:
31 to 60 Days	$120,986	1.20%	$114,459	1.19%	$104,851	1.12%
61 to 90 Days	26,379	0.26	26,043	0.27	24,896	0.27
91 or More Days	26,742	0.26	23,209	0.24	22,004	0.23

Total	$174,107	1.72%	$163,711	1.70%	$151,751	1.62%

	Year Ended December 31,
	2014		2013		2012
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$9,297,208	100.00%	$8,538,314	100.00%	$7,991,812	100.00%
Average Receivables Delinquent:
31 to 60 Days	$108,624	1.17%	$100,403	1.18%	$81,279	1.02%
61 to 90 Days	24,258	0.26	22,311	0.26	17,639	0.22
91 or More Days	23,480	0.25	17,762	0.21	15,773	0.20

Total	$156,362	1.68%	$140,476	1.65%	$114,691	1.44%

The actual loss and delinquency experience of any Segment will vary month to month due to variations in accountholder charge and payment behavior, as well as the product mix within each segment.

Revenue Experience

Receivables generated under the accounts in the Total Portfolio, consisting of amounts charged by accountholders for merchandise and services, annual membership fees and certain other administrative fees billed to accountholders on the accounts, generally are not subject to monthly finance charge assessments. As a result, in order to provide yield to the issuance trust with respect to those receivables, pursuant to the transfer agreement, on any Date of Processing, the receivables existing and arising in all or a specified portion of the accounts in the Trust Portfolio equal to the product of the Discount Option Percentage and the receivables for that Date of Processing are deemed to be Discount Option Receivables and treated as finance charge receivables and collections received with respect to such receivables are treated as Finance Charge Collections. The remainder of such receivables are treated as principal receivables and collections received with respect to such receivables are treated as Principal Collections.

The exercise of the discount option by the transferor results in a larger amount of finance charge receivables and a smaller amount of principal receivables, thereby reducing the likelihood that an early amortization event will occur with respect to the issuance trust’s series of notes due to insufficient Finance Charge Collections, but increasing the likelihood that the transferor will be required to transfer additional assets to the issuance trust. There is no guarantee that any account owner, the transferor or their affiliates would be able, or have enough receivables, to transfer to the issuance trust or the related master trusts or other securitization special purpose entities, or would be able to transfer additional collateral certificates to the issuance trust. This could result in an early amortization event with respect to the issuance trust’s series of notes and an acceleration of or reduction in payments on such notes.

The dollar amounts representing Finance Charge Collections in the tables below for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment, have been derived by applying a Discount Option Percentage of 3% (which is, as of the date of this report, the Discount Option Percentage under the transfer agreement) to historical monthly collections of receivables (excluding recoveries on charged-off receivables) in the accounts for each period shown. The average receivables outstanding for each indicated period is the average of the month-end receivables balances for that period. There can be no assurance that the revenues for any Segment in the future will be similar to the historical experience of each Segment set forth below.

Revenue Experience of the Consumer and Small Business Segment

Total Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,
			2016	2015	2014	2013	2012
Average Receivables Outstanding	$23,056,894		$22,276,978	$21,696,440	$21,027,314	$20,157,243	$19,202,474
Finance Charge Collections	$2,656,296		$7,918,664	$7,835,092	$7,479,822	$7,215,114	$6,685,850
Finance Charge Collections as a Percentage of Average Receivables Outstanding	34.56	%(1)	35.55%	36.11%	35.57%	35.79%	34.82%

(1)	This percentage is an annualized figure.

Revenue Experience of the Commercial Segment

Total Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,
			2016	2015	2014	2013	2012
Average Receivables Outstanding	$10,116,574		$9,658,464	$9,378,361	$9,297,208	$8,538,314	$7,991,812
Finance Charge Collections	$1,204,648		$3,609,471	$3,583,116	$3,479,217	$3,267,754	$3,026,601
Finance Charge Collections as a Percentage of Average Receivables Outstanding	35.72	%(1)	37.37%	38.21%	37.42%	38.27%	37.87%

(1)	This percentage is an annualized figure.

The actual revenue experience of any Segment will vary month to month due to variations in accountholder charge and payment behavior. Pursuant to the transfer agreement, the transferor has the ability to change the Discount Option Percentage, subject to the satisfaction of certain conditions, including satisfaction of the Rating Agency Condition. The transferor may not change the Discount Option Percentage if an early amortization event has occurred and is continuing or if, as a result of that change, the transferor reasonably expects that an early amortization event would occur.

Payment Rates

The accounts are designed for use as a method of payment for the purchase of merchandise and services and account balances generally are due in full each month. Therefore, accounts generally cannot be used by accountholders for the purpose of financing these purchases. In contrast to revolving credit plan products which do not require payment in full each month, the general requirement that account balances be paid in full each month creates a high monthly payment rate and, therefore, account balances turn over rapidly relative to charge volume. The following tables set forth the highest and lowest accountholder monthly payment rates for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment during any month in the period shown and the average accountholder monthly payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. The actual monthly payment rate experience of any Segment will vary month to month due to variations in accountholder charge and payment behavior.

Prior to December 2013, monthly payment rates were calculated as the amount of payments from accountholders (excluding recoveries on charged-off receivables) received during the applicable month divided by the aggregate amount of receivables outstanding as of the beginning of the applicable month. Commencing in December 2013, a normalization factor has been used, and monthly payment rates have been calculated by multiplying the result of the calculation in the previous sentence by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the applicable month. We can offer no assurance as to how monthly payment rates calculated without the normalization factor compare to monthly payment rates calculated with the normalization factor, and we caution investors to compare data only within periods during which monthly payment rates were calculated in the same manner.

As discussed below under “The Trust Portfolio — Principal Payment Rates,” the definition of “Monthly Period” applicable to the American Express Issuance Trust II was amended in August 2013 and again in April 2015. As a result, the August 2013 Monthly Period included an additional four days of collections, and the April 2015 Monthly Period included an additional three days of collections, in each case resulting in a monthly principal payment rate that was higher than would have been the case absent such amendment. Although such definition is not directly applicable to the receivables in the Total Portfolio or the related accounts, we calculate and present information based on monthly activity for the Total Portfolio in a manner consistent with the Monthly Periods applicable to the Trust Portfolio. As a result, the information presented in the following tables for the periods that include August 2013 and April 2015 reflects a month-end shift for each of those months, including the corresponding additional days of collections for each month.

Accountholder Monthly Payment Rates of the

Consumer and Small Business Segment

Total Portfolio

	Four Months Ended April 30, 2017(1)	Year Ended December 31,
		2016(1)	2015(1)(2)	2014(1)	2013(1)(2)	2012
Lowest Month	90.08%	92.69%	94.34%	92.84%	88.45%	91.43%
Highest Month	99.75%	102.14%	106.02%	100.68%	112.51%	101.98%
Monthly Average	95.81%	97.71%	98.33%	97.80%	98.45%	97.42%

(1)	As discussed above, commencing in December 2013, monthly payment rates have been normalized for a 30-day month.

(2)	As discussed above, the monthly payment rate for August 2013 was calculated with an additional four days of collections, and the monthly payment rate for April 2015 was calculated with an additional three days of collections.

Accountholder Monthly Payment Rates of the

Commercial Segment

Total Portfolio

	Four Months Ended April 30, 2017(1)	Year Ended December 31,
		2016(1)	2015(1)(2)	2014(1)	2013(1)(2)	2012
Lowest Month	98.48%	98.17%	98.10%	98.53%	93.05%	94.76%
Highest Month	106.69%	106.68%	110.49%	110.35%	121.13%	114.98%
Monthly Average	102.49%	102.78%	103.60%	103.12%	105.00%	106.41%

(1)	As discussed above, commencing in December 2013, monthly payment rates have been normalized for a 30-day month.

(2)	As discussed above, the monthly payment rate for August 2013 was calculated with an additional four days of collections, and the monthly payment rate for April 2015 was calculated with an additional three days of collections.

The Trust Portfolio

General

The primary assets of the issuance trust consist of receivables generated from time to time in a portfolio, referred to as the Trust Portfolio, of designated accounts in the Consumer and Small Business Segment. In the future, designated accounts in the Commercial Segment may, subject to certain conditions, be included in the Trust Portfolio. There is no limitation on the percentage of the Trust Portfolio comprised by any Segment and, as a result, the composition of the Trust Portfolio can and will change over time. The receivables consist of finance charge receivables, which are Discount Option Receivables, and principal receivables, which are all other receivables.

Loss and Delinquency Experience

The following tables set forth the loss and delinquency experience for the Trust Portfolio for each of the periods shown. The loss and delinquency rates at any time reflect, among other factors, the quality of the Trust Portfolio, the average seasoning of the accounts, the success of the account owners’ collection efforts and general economic conditions.

As of April 30, 2017, 86.07% of the receivables in the Trust Portfolio arose in consumer charge accounts and 13.93% of the receivables in the Trust Portfolio arose in small business charge accounts. There is, however, no limitation on the percentage of the Trust Portfolio comprised by consumer charge accounts or small business charge accounts. As a result, in addition to the factors described above, the relative percentage of receivables of each of these two types of accounts within the Trust Portfolio will cause the loss and delinquency experience for the Trust Portfolio to change over time. See “The Total Portfolio — Loss and Delinquency Experience” above.

The following table sets forth the loss experience for the Trust Portfolio for each indicated period. Total gross charge-offs include charge-offs of principal receivables only, and do not include any charge-offs of finance charge receivables or the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. If finance charge receivables that have been charged-off were included in total gross charge-offs, total gross charge-offs would be higher as an absolute number and as a percentage of the average principal receivables outstanding during the periods indicated. Recoveries are collections received in respect of charged-off accounts in the Trust Portfolio during the period indicated in the following table. Total net charge-offs are an amount equal to total gross charge-offs minus total recoveries, each for the applicable period. Average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period. We cannot provide any assurance that the loss experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Historical data for total gross charge-offs as reported with respect to the Trust Portfolio in the table below (i) unlike the calculation of total gross charge-offs in the “Loss Experience of the Consumer and Small Business Segment” and the “Loss Experience of the Commercial Segment” tables under “The Total Portfolio — Loss and Delinquency Experience,” does not include charge-offs of finance charge receivables and (ii) is calculated using the average principal receivables outstanding instead of the average receivables outstanding. Similarly, historical data for net charge-offs as reported with respect to the Trust Portfolio in the table below is calculated using the average principal receivables instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented with respect to the Trust Portfolio in the table below and the historical data presented with respect to each Segment of the Total Portfolio in such other tables.

Loss Experience of the Trust Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year ended December 31,				Two months Ended December 31, 2012(1)
			2016	2015	2014	2013
Average Principal Receivables Outstanding	$7,546,398		$5,817,104	$5,964,931	$6,246,678	$4,131,262	$2,625,623
Total Gross Charge-Offs	$24,510		$73,358	$90,449	$101,375	$67,785	$6,778
Total Recoveries	10,702		38,480	42,326	41,545	32,138	2,900

Total Net Charge-Offs	$13,808		$34,879	$48,123	$59,830	$35,648	$3,878
Total Gross Charge-Offs as a Percentage of Average Principal Receivables Outstanding	0.97	%(2)	1.26%	1.52%	1.62%	1.64%	1.55%
Total Recoveries as a Percentage of Average Principal Receivables Outstanding	0.43	(2)	0.66	0.71	0.67	0.78	0.66

Total Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding	0.55	%(2)	0.60%	0.81%	0.96%	0.86%	0.89%

Number of Accounts Experiencing a Loss	10,140		28,339	32,856	36,937	26,032	2,656
Number of Accounts Experiencing a Recovery(3)	18,072		62,506	69,478	69,225	56,974	6,427
Average Net Loss per Account Experiencing a Loss(4)	$1.36		$1.23	$1.46	$1.62	$1.37	$1.46

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

(2)	This percentage is an annualized figure.

(3)	Calculated by totaling the number of accounts experiencing a recovery in each of the months during the indicated period. Therefore, an account that has experienced a recovery in multiple months during the indicated period will be counted more than once.

(4)	Calculated as Net Charge-Offs divided by Number of Accounts Experiencing a Loss.

The following tables set forth the delinquency experience for the Trust Portfolio for each indicated period. With respect to the “Average Receivables Delinquent as a Percentage of the Trust Portfolio” table below, the average receivables delinquent is the average of the month-end delinquent amounts, while the average receivables outstanding is the average of month-end receivables balances, each for the applicable period. With respect to the “Average Number of Delinquent Accounts as a Percentage of the Trust Portfolio” table below, the average number of delinquent accounts is the average of the month-end delinquent accounts, while the average number of outstanding accounts is the average of month-end accounts, each for the applicable period. We cannot provide any assurance that the delinquency experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Average Receivables Delinquent as a Percentage of the Trust Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,								Two Months Ended December 31, 2012(1)
			2016		2015		2014		2013
	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding	Dollar Amount	Percentage of Avg. Receivables Outstanding
Average Receivables Outstanding	$7,779,792	100.00%	$5,997,015	100.00%	$6,149,414	100.00%	$6,439,874	100.00%	$4,259,033	100.00%	$2,706,828	100.00%
Average Receivables Delinquent:
31 to 60 Days	$26,455	0.34%	$17,780	0.30%	$23,410	0.38%	$30,216	0.47%	$21,089	0.50%	$9,690	0.36%
61 to 90 Days	14,096	0.18	8,319	0.14	10,826	0.18	12,312	0.19	8,190	0.19	5,279	0.20
91 to 120 Days	9,593	0.12	6,409	0.11	8,249	0.13	9,697	0.15	6,322	0.15	4,589	0.17
121 to 150 Days	6,495	0.08	4,974	0.08	5,911	0.10	8,416	0.13	5,516	0.13	4,088	0.15
151 to 180 Days	5,167	0.07	4,454	0.07	5,216	0.08	7,467	0.12	4,780	0.11	3,767	0.14
181 to 210 Days	9	*	9	*	32	*	16	*	7	*	62	*
211 to 240 Days	0	0.00	7	*	23	*	11	*	2	*	6	*
241 to 270 Days	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00
271 to 300 Days	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00
301 or More Days	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00

Total	$61,814	0.79%	$41,952	0.70%	$53,668	0.87%	$68,135	1.06%	$45,906	1.08%	$27,480	1.02%

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

*	Indicates a number that is greater than zero but less than 0.005%.

Average Number of Accounts Delinquent as a Percentage of the Trust Portfolio

	Four Months Ended April 30, 2017		Year Ended December 31,								Two Months Ended December 31, 2012(1)
			2016		2015		2014		2013
	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts
Average Number of Accounts Outstanding	4,977,187	100.00%	4,435,210	100.00%	4,557,913	100.00%	4,597,525	100.00%	2,840,083	100.00%	1,575,938	100.00%
Average Number of Accounts Delinquent:
31 to 60 Days	9,135	0.18%	6,472	0.15%	8,257	0.18%	10,805	0.24%	7,360	0.26%	3,274	0.21%
61 to 90 Days	4,353	0.09	2,703	0.06	3,325	0.07	4,113	0.09	2,844	0.10	1,513	0.10
91 to 120 Days	2,729	0.05	1,866	0.04	2,191	0.05	2,747	0.06	1,920	0.07	1,215	0.08
121 to 150 Days	1,850	0.04	1,366	0.03	1,564	0.03	2,246	0.05	1,567	0.06	1,073	0.07
151 to 180 Days	1,365	0.03	1,136	0.03	1,291	0.03	1,919	0.04	1,326	0.05	897	0.06
181 to 210 Days	2	*	3	*	5	*	5	*	4	*	2	*
211 to 240 Days	0	0.00	1	*	2	*	1	*	1	*	1	*
241 to 270 Days	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00
271 to 300 Days	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00
301 or More Days	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00

Total	19,433	0.39%	13,547	0.31%	16,636	0.36%	21,836	0.47%	15,022	0.53%	7,973	0.51%

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

*	Indicates a number that is greater than zero but less than 0.005%.

Revenue Experience

The following table sets forth the revenue experience for the Trust Portfolio for each indicated period. Finance Charge Collections consist entirely of Discount Option Receivables. Revenue experience from finance charge collections results from dividing finance charge collections by the average principal receivables outstanding. The average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period.

Historical data for the revenue experience as reported with respect to the Trust Portfolio in the table below is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented with respect to the Trust Portfolio in the table below and the historical data presented with respect to each Segment of the Total Portfolio in the “Revenue Experience of the Consumer and Small Business Segment” and “Revenue Experience of the Commercial Segment” tables under “The Total Portfolio — Revenue Experience.”

Revenue Experience of the Trust Portfolio

(Dollars in Thousands)

	Four Months Ended April 30, 2017		Year Ended December 31,				Two Months Ended December 31, 2012(1)
			2016	2015	2014	2013
Average Principal Receivables Outstanding	$7,546,398		$5,817,104	$5,964,931	$6,246,678	$4,131,262	$2,625,623
Finance Charge Collections	$857,652		$2,015,198	$2,086,305	$2,146,751	$1,432,232	$142,551
Finance Charge Collections as a Percentage of Average Principal Receivables Outstanding	34.10	%(2)	34.64%	34.98%	34.37%	34.67%	32.58	%(2)

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

(2)	This percentage is an annualized figure.

Principal Payment Rates

The following table sets forth the highest and lowest accountholder monthly principal payment rates for the Trust Portfolio during any month in the period shown and the average accountholder monthly principal payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. The accounts are designed for use as a method of payment for the purchase of merchandise and services and account balances generally are due in full each month. Therefore, accounts generally cannot be used by accountholders for the purpose of financing these purchases. In contrast to revolving credit plan products which do not require payment in full each month, the general requirement that account balances be paid in full each month creates a high monthly payment rate and, therefore, account balances turn over rapidly relative to charge volume.

Historical data for the monthly principal payment rate as reported with respect to the Trust Portfolio in the table below (i) unlike the calculation of monthly payment rate in the “Accountholder Monthly Payment Rates the Consumer and Small Business Segment” and the “Accountholder Monthly Payment Rates of the Commercial Segment” tables under “The Total Portfolio — Payment Rates,” includes collections of principal receivables only and (ii) is calculated using that month’s opening principal receivables balance. As a result, there are limitations to any comparison of the historical data presented with respect to the Trust Portfolio in the table below and the historical data presented with respect to each Segment of the Total Portfolio in such other tables.

As with the monthly payment rates in the tables under “The Total Portfolio — Payment Rates,” commencing in December 2013, a normalization factor has been used, and monthly principal payment rates have been calculated by multiplying the result of the calculation described above by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the applicable month. We can offer no assurance as to how monthly principal payment rates calculated without the normalization factor compare to monthly principal payment rates calculated with the normalization factor, and we caution investors to compare data only within periods during which monthly principal payment rates were calculated in the same manner.

The definition of “Monthly Period” applicable to the American Express Issuance Trust II was amended in August 2013 and again in April 2015. As a result, the August 2013 Monthly Period included an additional four days of collections, and the April 2015 Monthly Period included an additional three days of collections, in each case resulting in a monthly principal payment rate that was higher than would have been the case absent such amendment.

Accountholder Monthly Principal Payment Rates of the Trust Portfolio

	Four Months Ended April 30, 2017(1)	Year Ended December 31,						Two Months Ended December 31, 2012(2)
		2016(1)	2015(1)		2014(1)	2013(1)
Lowest Month	84.86%	87.10%	88.13%		86.13%	82.96%		93.14%
Highest Month	93.93%	95.73%	97.09%		93.46%	104.99	%(3)	93.74%
Monthly Average	89.65%	92.12%	91.89	%(4)	91.07%	92.29	%(3)	93.44%

(1)	As discussed above, commencing in December 2013, monthly principal payment rates have been normalized for a 30-day month.

(2)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

(3)	Had the August 2013 Monthly Period not included the additional four days of collections resulting from the amendment to the definition of “Monthly Period” discussed above, the highest monthly principal payment rate for the year ended December 31, 2013 would have been 98.38%, and the average monthly principal payment rate for such period would have been 91.51%.

(4)	Had the April 2015 Monthly Period not included the additional three days of collections resulting from the amendment to the definition of “Monthly Period” discussed above, the average monthly principal payment rate for the year ended December 31, 2015 would have been 91.78%.

The Receivables

As of April 30, 2017 the receivables in the accounts included in the Trust Portfolio totaled $8,024,048,105, comprised of $7,783,326,662 of principal receivables and $240,721,443 of finance charge receivables.

The following tables, together with the paragraph under “— Composition by Geographic Distribution,” summarize the Trust Portfolio by various criteria as of April 30, 2017. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Account Balance

Trust Portfolio

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit Balance	61,324	1.25%	$(35,434,987)	(0.44)%
Zero Balance	1,938,809	39.66	0	0.00
$0.01 to $1,000	1,692,897	34.63	544,326,006	6.78
$1,000.01 to $5,000	863,251	17.66	1,971,299,771	24.57
$5,000.01 to $10,000	177,286	3.63	1,236,024,366	15.40
$10,000.01 to $15,000	61,732	1.26	750,475,963	9.35
$15,000.01 to $20,000	29,891	0.61	515,589,286	6.43
$20,000.01 to $30,000	27,748	0.57	673,302,896	8.39
$30,000.01 to $40,000	12,804	0.26	441,344,478	5.50
$40,000.01 to $50,000	6,957	0.14	310,061,698	3.86
$50,000.01 or More	15,886	0.32	1,617,058,627	20.15

Total	4,888,585	100.00%	$8,024,048,105	100.00%

The average account balance as of April 30, 2017 was $1,641 for all accounts and $2,720 for all accounts other than accounts with a zero balance as of that date.

Composition by Period of Delinquency

Trust Portfolio

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current to 30 Days	4,869,307	99.61%	$7,962,115,936	99.23%
31 to 60 Days	7,435	0.15	19,977,366	0.25
61 to 90 Days	4,342	0.09	14,363,527	0.18
91 to 120 Days	3,272	0.07	12,212,010	0.15
121 to 150 Days	2,276	0.05	7,757,813	0.10
151 to 180 Days	1,952	0.04	7,620,266	0.09
181 to 210 Days	1	*	1,188	*
211 to 240 Days	0	0.00	0	0.00
241 to 270 Days	0	0.00	0	0.00
271 to 300 Days	0	0.00	0	0.00
301 or More Days	0	0.00	0	0.00

Total	4,888,585	100.00%	$8,024,048,105	100.00%

*	Indicates a number that is greater than zero but less than 0.005%.

Composition by Account Age

Trust Portfolio

Account Age(1)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Not More than 11 Months	0	0.00%	$0	0.00%
12 Months to 17 Months	0	0.00	0	0.00
18 Months to 23 Months	0	0.00	0	0.00
24 Months to 35 Months	62,025	1.27	137,153,407	1.71
36 Months to 47 Months	84,298	1.72	206,895,649	2.58
48 Months to 59 Months	90,636	1.85	201,742,454	2.51
60 Months to 71 Months	88,539	1.81	196,998,959	2.46
72 Months or More	4,563,087	93.34	7,281,257,635	90.74

Total	4,888,585	100.00%	$8,024,048,105	100.00%

(1)	For purposes of this table, the age of an account is rounded down to the nearest whole month. For example, the age of an account that has been in existence for eleven months and twenty days would be rounded down to eleven months, and that account would be included in the “Not More than 11 Months” age range.

Composition by Geographic Distribution

Trust Portfolio

As of April 30, 2017, approximately 16.00%, 14.43%, 10.54%, 8.86% and 6.41% of the receivables related to accountholders having billing addresses in New York, California, Florida, Texas and New Jersey, respectively. Not more than 4% of the receivables relate to accountholders having billing addresses in any other single state.

Composition by Standardized Credit Score

Trust Portfolio

The following table sets forth the composition of the consumer and small business accounts included in the Trust Portfolio by FICO®* score ranges. To the extent available, FICO scores are obtained at origination and monthly thereafter. A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess consumer credit risk. FICO risk scores rank-order consumers according to the likelihood that their credit obligations will be paid in accordance with the terms of their accounts. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

FICO scores are based on independent, third-party information, the accuracy of which we cannot verify. The account owners do not use standardized credit scores, such as a FICO score, alone to determine the amount of charges that should be approved on a charge card account. Rather, a FICO score is only one of many factors used by TRS, Centurion and FSB, as account owners, to assess an individual’s credit and default risk. In connection with their underwriting and authorization decisions, the account owners use proprietary scoring models, which they generally have found to be more accurate predictors of credit and default risk than any single standardized credit score such as FICO. The use of proprietary models also enables an account owner to extend credit to an accountholder with a lower FICO score without changing that account owner’s risk tolerance than would be the case if that account owner relied solely on FICO. The FICO scores presented below should not be used alone as a method of forecasting whether accountholders will make payments in accordance with the terms of their accounts. References to “Receivables Outstanding” in the following table include both finance charge receivables

*	FICO® is a federally registered servicemark of Fair Isaac Corporation.

and principal receivables. Because the future composition of the Trust Portfolio may change over time, this table is not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Standardized Credit Score(1)

Trust Portfolio

FICO Score Range	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than 560	$32,334,756	0.40%
560-659	436,306,558	5.44
660-699	701,813,280	8.75
700-759	2,068,246,546	25.78
760 & above	4,752,962,374	59.23
Refreshed FICO Unavailable	32,384,591	0.40

Total	$8,024,048,105	100.00%

(1)	Standardized Credit Score defined as the FICO score in the most recent Monthly Period.

Static Pool Information

The Trust Portfolio is comprised of receivables arising in designated American Express consumer and small business charge accounts owned by Centurion and FSB.

The following tables present charge-off, delinquency, payment rate and revenue experience of the Trust Portfolio. Due to the nature of the receivables in the Trust Portfolio, the following tables do not include information relating to (i) prepayments, because the concept of prepayments is not an applicable consideration beyond payment rate data, which is provided, or (ii) standardized credit scores, because credit decisions are being made on an ongoing basis based on continuously evolving obligor credit scores.

Data is presented in the following tables in separate increments based on the calendar year of origination of the accounts, each an “Origination Segment.” Data is presented for the five most recent Origination Segments and for the portion of the current Origination Segment ended April 30, 2017. As used in the tables, the date of origination is generally either the date the account became effective or was first used. Therefore, the tables only present data for accounts in the Trust Portfolio that were originated in 2012 or later. These accounts were included in the account addition that occurred in December 2016, and no previous account addition included accounts that were originated during the Origination Segments presented.

In the following tables, the account aging shows activity through the indicated age of the account (e.g., 0-12 months, 13-24 months), which is referred to in this report as the “performance period.” However, data is only presented for the accounts in these Origination Segments from the time such accounts were included in the Trust Portfolio. Therefore, in the following tables, highlighted cells reflect performance periods during which no accounts from the corresponding Origination Segments were included in the Trust Portfolio. Data with respect to such accounts and such performance periods is not available at this time.

As of April 30, 2017, the accounts reflected in the following tables for the Consumer and Small Business Segment had receivables outstanding that were approximately 7.59% of the total receivables outstanding in the Trust Portfolio at such date. Because the accounts reflected in the following tables are only a portion of the Trust Portfolio, the overall performance of the receivables in the Trust Portfolio may be different from the performance reflected in the tables below. There can be no assurance that the performance of receivables in the future will be similar to the historical experience set forth below.

Gross Charge-Off Rates

Total gross charge-offs for any Origination Period include charge-offs of principal receivables only, and do not include any charge-offs of finance charge receivables or the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. The gross charge-off rate, which is an annualized percentage, results from dividing total gross charge-offs by the average month-end receivables for each month in the applicable performance period, which is referred to in this report as the “average receivables outstanding.”

Gross Charge-Off Rate of the

Trust Portfolio

As of Date: April 30, 2017

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2017 Origination	0.00%
2016 Origination	0.00%	0.00%
2015 Origination	n/a	0.00%	0.00%
2014 Origination	n/a	n/a	0.29%	0.71%
2013 Origination	n/a	n/a	n/a	0.30%	0.65%
2012 Origination	n/a	n/a	n/a	n/a	0.25%	0.30%

Net Charge-Off Rates

Total net charge-offs for any Origination Period are an amount equal to total gross charge-offs minus total recoveries. The net charge-off rate, which is an annualized percentage, results from dividing total net charge-offs by the average receivables outstanding.

Net Charge-Off Rate of the

Trust Portfolio

As of Date: April 30, 2017

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2017 Origination	0.00%
2016 Origination	0.00%	0.00%
2015 Origination	n/a	0.00%	0.00%
2014 Origination	n/a	n/a	0.27%	0.39%
2013 Origination	n/a	n/a	n/a	0.28%	0.61%
2012 Origination	n/a	n/a	n/a	n/a	0.20%	0.27%

30 Days+ Delinquency Rates

The 30 Days+ Delinquency Rate (i.e., accounts 31 days or more delinquent) is the result of dividing the average of the month-end delinquent amounts for each month in the applicable performance period by the average receivables outstanding.

30 Days+ Delinquency Rate of the

Trust Portfolio

As of Date: April 30, 2017

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2017 Origination	0.00%
2016 Origination	0.00%	0.00%
2015 Origination	n/a	0.00%	0.00%
2014 Origination	n/a	n/a	1.56%	1.58%
2013 Origination	n/a	n/a	n/a	1.43%	1.95%
2012 Origination	n/a	n/a	n/a	n/a	1.28%	1.27%

Monthly Payment Rates

The monthly payment rate results from dividing total collections received (excluding recoveries on charged-off receivables) during each month by that month’s opening total receivables balance.

Accountholder Monthly Payment Rates of the

Trust Portfolio

As of Date: April 30, 2017

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2017 Origination	0.00%
2016 Origination	0.00%	0.00%
2015 Origination	n/a	0.00%	0.00%
2014 Origination	n/a	n/a	95.34%	93.49%
2013 Origination	n/a	n/a	n/a	93.65%	92.20%
2012 Origination	n/a	n/a	n/a	n/a	91.94%	92.15%

Revenue Experience

The percentages set forth in the tables below, which are annualized percentages, result from dividing finance charge collections by the average receivables outstanding. Finance charge collections include discount option receivables.

Revenue Experience of the

Trust Portfolio

As of Date: April 30, 2017

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2017 Origination	0.00%
2016 Origination	0.00%	0.00%
2015 Origination	n/a	0.00%	0.00%
2014 Origination	n/a	n/a	35.11%	34.82%
2013 Origination	n/a	n/a	n/a	34.57%	34.27%
2012 Origination	n/a	n/a	n/a	n/a	34.00%	34.10%

Glossary of Terms

“Additional Accounts” means any Eligible Accounts designated to be included in the Portfolio of the issuance trust and whose receivables are transferred to the issuance trust.

“Business Day” is, unless otherwise indicated in the applicable prospectus supplement, any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or any other state in which the principal executive offices of any account owner or the indenture trustee are authorized or obligated by law, executive order or governmental decree to be closed.

“Centurion” means American Express Centurion Bank, a Utah bank.

“Commercial Segment” has the meaning described in “The Total Portfolio — General” in this report.

“Consumer and Small Business Segment” has the meaning described in “The Total Portfolio — General” in this report.

“Date of Processing” means, for any transaction or receipt of collections, the Business Day after such transaction or receipt is first output, in written form pursuant to the servicer’s usual and customary data processing procedures, from the servicer’s computer file of accounts comparable to the accounts in the issuing entity’s Portfolio (regardless of the effective date of recordation).

“Defaulted Receivables” means, for any Monthly Period, principal receivables that were charged off as uncollectible in such Monthly Period in accordance with the account guidelines and the applicable servicer’s customary and usual servicing procedures for servicing receivables comparable to the receivables. For purposes of this definition, a principal receivable in any account becomes a Defaulted Receivable on the Date of Processing it is recorded as charged-off on such servicer’s computer file of accounts.

“Discount Option Percentage” means the fixed or variable percentage, designated by the transferor from time to time, of the amount of receivables existing and arising in all or any specified portion of the accounts in the issuing entity’s Portfolio on and after the date such designation becomes effective to be deemed Discount Option Receivables and treated as finance charge receivables, with collections received with respect to such receivables treated as Finance Charge Collections.

“Discount Option Receivables” means on any Date of Processing occurring in any Monthly Period following the Monthly Period in which a discount option date occurs, the product of (a) the Discount Option Percentage and (b) Receivables received on such Date of Processing.

“Eligible Accounts” means a charge account established pursuant to an account agreement and owned by an account owner and its successors and permitted assigns which, as of the respective selection date, is a charge account:

•	in existence and maintained by an account owner or such successors or assigns;

•	is payable in United States dollars;

•	has not been identified by the servicer in its computer files as cancelled due to a related accountholder’s bankruptcy or insolvency;

•	has not been sold or pledged to any other party except for any other account owner that has entered into a receivables purchase agreement or the transferor;

•

does not have receivables which have been sold or pledged to any other party other than American Express Credit Corporation, TRS or any transferor pursuant to the applicable receivables purchase agreement;

•

has an accountholder who has provided as his or her most recent billing address an address located in the United States, its territories or possessions or a United States military address (provided, however, that, at any time, up to 3% of the aggregate amount of receivables may have accountholders who have provided as their most recent billing addresses, addresses outside of such jurisdictions);

•	has not been identified as an account with respect to which the related card has been lost or stolen (if such account is a charge card account); and

•

does not have receivables that are Defaulted Receivables and does not have any receivables that have been identified by the servicer as having been incurred as a result of fraudulent use of any related charge product.

Eligible Accounts may include accounts, the receivables of which have been written off or which have been identified by the servicer in its computer files as cancelled due to a related accountholder’s bankruptcy or insolvency, in each case as of the applicable selection date; provided that:

•	the balance of all receivables included in such accounts is reflected on the books and records of the related account owner (and is treated for purposes of the transfer agreement) as “zero,” and

•	charging privileges with respect to all such accounts have been canceled in accordance with the account guidelines.

“Finance Charge Collections” means, for any Monthly Period, the sum of:

•

with respect to receivables included in the issuance trust, collections of finance charge receivables (including collections received with respect to Discount Option Receivables, if any, for such Monthly Period) received by the servicer on behalf of the issuing entity;

•

with respect to a collateral certificate included in the issuance trust, collections of finance charge receivables allocable to the holder of that collateral certificate under the applicable securitization agreements for the related master trust or other securitization special purpose entity for such Monthly Period;

•

any amounts received by the issuer to be treated as Finance Charge Collections with respect to such series, class or tranche as described in the applicable prospectus supplement for such Monthly Period; and

•	the amount of investment earnings (net of losses and investment expenses), if any, on amounts in deposit in the collection account and the excess funding account for such Monthly Period.

If so specified in the applicable prospectus supplement, Finance Charge Collections for any Monthly Period will include the issuer rate fee amount, if any, paid to the issuing entity with respect to such Monthly Period (to the extent received by the issuing entity and deposited into the collection account).

“FSB” means American Express Bank, FSB, a federal savings bank.

“Monthly Period” means, with respect to each Payment Date, the calendar month immediately preceding such Payment Date.

“Origination Period” has the meaning described in “Static Pool Information” in this report.

“Payment Date” means, with respect to a series of the issuance trust’s notes, the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Portfolio” means (i) with respect to the issuing entity, certain accounts selected from a portfolio of accounts owned by TRS, Centurion, FSB or any of their affiliates and included in the issuance trust based on the eligibility criteria specified in the transfer agreement and (ii) with respect to any master trust or other securitization special purpose entity which has issued a collateral certificate included in the issuance trust, certain accounts selected from a portfolio of accounts owned by TRS, Centurion, FSB or any of their affiliates and included in that master trust or other securitization special purpose entity based on the eligibility criteria specified in the applicable trust agreement or pooling and servicing agreement.

“Principal Collections” means, with respect to any Monthly Period,

•	with respect to receivables, collections other than those designated as Finance Charge Collections on designated accounts for such Monthly Period;

•

with respect to a collateral certificate, collections of principal receivables allocable to the holder of that collateral certificate under the applicable securitization agreements for the related master trust or other securitization special purpose entity for such Monthly Period; and

•

the amount of funds withdrawn from the excess funding account for such Monthly Period which are required to be deposited into the collection account and treated as Principal Collections during an accumulation period or an amortization period pursuant to the indenture.

“Rating Agency Condition” means, unless otherwise specified in the applicable prospectus supplement for any series, class or tranche of notes, with respect to any action subject to such condition, (i) that each rating agency then rating any outstanding series, class or tranche of notes shall have notified the issuing entity, the transferor or the servicer in writing that the proposed action will not result in a reduction or withdrawal of its ratings on any outstanding notes of any series, class or tranche or (ii) if at such time the rating agency has informed the issuing entity, the transferor or the servicer that such rating agency does not provide such written notifications for transactions of this type, then as to such rating agency the issuing entity shall deliver written notice of the proposed action to such rating agency at least 10 Business Days prior to the effective date of such action (or such shorter as permitted under the indenture).

“Segment” has the meaning described in “The Total Portfolio — General” in this report.

“Total Portfolio” has the meaning described in “The Total Portfolio — General” in this report.

“TRS” means American Express Travel Related Services Company, Inc., a New York corporation.

“Trust Portfolio” means the initial accounts and any Additional Accounts selected from the Total Portfolio to have their receivables included in the issuance trust based on the eligibility criteria specified in the receivables purchase agreements and the transfer agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ David J. Hoberman
Name:	David J. Hoberman
Title:	President

Date: May 31, 2017